Exhibit 10.13

                              Employment Agreement


This agreement is dated as of April 1, 2003 and is between KSW, Inc., a Delaware Corporation ("the Company") and Floyd Warkol ("Warkol").

WHEREAS, Warkol has been employed by the Company and its subsidiary, KSW Mechanical Services, Inc. as their Chief Executive Officer ("CEO"); and

WHEREAS, the parties hereto which to confirm Warkol's continued employment as CEO through March 31, 2004;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

           1. The Company agrees to employ Warkol as Chief Executive Officer of the Company and its subsidiary through March 31, 2004.

           2. As compensation for Warkol's services, he shall continue to receive an annualized salary of $420,000, payable weekly.

           3. In addition, Warkol shall be entitled to continue to receive the same benefits as set forth in paragraph 2.3 of his Employment Agreement dated as of January 1, 1994.

           4. This Agreement cannot be changed or modified except in writing signed by both parties.



/s/ Floyd Warkol                                  KSW, Inc.
---------------------
Floyd Warkol                                      by  /s/ Stanley Kreitman
                                                      --------------------------
                                                      Stanley Kreitman,
                                                      Director


                                                  by  /s/ Russell Molina
                                                      --------------------------
                                                      Russell Molina,
                                                      Director